SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 3, 2007

SK REALTY VENTURES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-114931	76-0747086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
585 Stewart Avenue Suite 760 Garden City, NY 11530 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 683-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer

On January 3, 2007, the Board of Directors voted to appoint Mitchell Cohen as Secretary of the Corporation.

Mr. Cohen has 28 years of experience in finance, including being Assistance Vice President/Section Head of Wholesale Factoring for NationsBank (now, Bank Of America). We has worked with Finova Capital's Asset Based Unit for 5 years in all aspects of new business development. For the past 10 years, he has run a consulting business that matches companies to credit line financing provided by nationally known financial institutions.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2007	SK Realty Ventures, Inc. (Registrant)

/s/ Richard Miller Richard Miller, Chief Executive Officer and Chief Financial Officer